UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2026

Enliven Therapeutics, Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-39247	81-1523849
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

205 Park Road Burlingame, California	94010
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: 650-547-5814

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001 per share	ELVN	The Nasdaq Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 7.01	Regulation FD Disclosure.

On June 11, 2026, Enliven Therapeutics, Inc. (the “Company”) issued a press release announcing updated positive data from the Phase 1 ENABLE clinical trial evaluating ELVN-001 in patients with chronic myeloid leukemia (“CML”). The press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

All of the information furnished in this Item 7.01 (including Exhibit 99.1) shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference into any filing under the Securities Act or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

Item 8.01	Other Events.

On June 11, 2026, the Company announced updated positive data from the Phase 1 ENABLE clinical trial evaluating ELVN-001 in patients with CML and key outcomes from the Company’s End-of-Phase 1 meeting with the U.S. Food and Drug Administration (the “FDA”).

ELVN-001 Updated Data Highlights

ENABLE Has Enrolled a Heavily Pretreated Patient Population

•	As of the cutoff date of March 10, 2026, 161 patients were enrolled in the ongoing Phase 1 trial across dose levels ranging from 10-240 mg daily.

•	Most patients (76%) remain on study with a median treatment duration of 35 weeks.

•	Patients enrolled were heavily pretreated, with 70% having received three or more prior unique tyrosine kinase inhibitors (“TKIs”) and 23% having received five or more unique TKIs.

•

62% of patients received prior asciminib, and these patients were more heavily pretreated than the overall trial population: 93% received three or more prior unique TKIs, and 34% received five or more unique TKIs.

•	8% of patients enrolled with mutations associated with resistance to allosteric inhibitors, increasing from 4% in Phase 1a to 11% in Phase 1b.

Encouraging ELVN-001 Efficacy Data by 24 Weeks

•

Of the 90 patients enrolled in the Phase 1b, 78 had typical BCR::ABL1 transcripts and had at least one post-baseline transcript; 69 patients were evaluable for major molecular response (MMR) by 24 weeks.

•

Additionally, of the 49 patients enrolled in the 80 mg once daily (QD) Phase 1b cohort, 37 had typical BCR::ABL1 transcripts and had at least one post-baseline transcript; 28 patients were evaluable for MMR by 24 weeks.

Cohort (n = evaluable for MMR)	Phase 1b	Phase 1b 80 mg QD Cohort
Overall MMR	54% (n=69)	61% (n=28)
Achieved MMR	40% (n=53)	48% (n=21)
Maintained MMR	100% (n=16)	100% (n=7)

•	Deep Molecular Response (DMR) achievement rates were also encouraging.

•	By 24 weeks, DMR was achieved in 22% of patients in the overall Phase 1b and 30% of patients in the 80 mg QD Phase 1b cohort.

•	Response rates were higher in less heavily pretreated patients, and prior asciminib exposure did not meaningfully impact response rates.

Achieved Response Rates by 24-weeks (n = evaluable for MMR)

Prior number of unique TKIs:	Phase 1b (n=69)	Phase 1b post-asciminib (n=43)
1-2	55% (n=27)	60% (n=6)
3-4	32% (n=26)	28% (n=22)
5+	29% (n=16)	29% (n=15)

ELVN-001’s Safety Profile Consistent with High Selectivity for ABL1

•	ELVN-001 was generally well-tolerated, consistent with its high selectivity.

•	6% of patients discontinued due to adverse events.

•	The majority of treatment-emergent adverse events (TEAEs) were Grade 1 or 2.

•	Grade ≥3 TEAEs were reported in 53/158 (34%) patients overall; with thrombocytopenia (6%), neutropenia (6%) and lipase elevation (6%) as the most common.

•	At the biologically optimal dose of 80 mg QD (n=62), Grade ≥3 TEAEs were reported in 15/62 (24%) patients, with thrombocytopenia (6%) being the only Grade ≥3 TEAE reported in >5% of patients.

Key Outcomes from the End-of-Phase 1 Meeting with the FDA

•	80 mg QD selected as the recommended dose for Phase 3 ENABLE-2 trial.

•	ENABLE-2 is expected to enroll patients with CML previously treated with one or more TKIs, and to be randomized to receive either ELVN-001 or physician’s choice of an ATP-competitive TKI.

•

Additional details of the Phase 3 trial design are expected to be finalized following further discussions with the FDA, including at a planned End-of-Phase 2 meeting anticipated in the third quarter of 2026.

Cautionary Note Regarding Forward-Looking Statements

This Current Report on Form 8-K contains forward-looking statements (including within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended, and Section 27A of the Securities Act of 1933, as amended) concerning the Company and other matters that involve substantial risks and uncertainties. These statements may discuss goals, intentions and expectations as to future plans, trends, events, results of operations and financial condition, or otherwise, based on current beliefs of the management of the Company, as well as assumptions made by, and information currently available to, management of the Company. Forward-looking statements generally include statements that are predictive in nature and depend upon or refer to future events or conditions, and include words such as “may,” “will,” “should,” “would,” “expect,” “anticipate,” “plan,” “likely,” “believe,” “estimate,” “project,” “intend,” and other similar expressions or the negative or plural of these words, or other similar expressions that are predictions or indicate future events or prospects, although not all forward-looking statements contain these words. Statements that are not historical facts are forward-looking statements. Forward-looking statements in this Current Report on Form 8-K include, but are not limited to: statements regarding the potential profile, activity, selectivity, safety, tolerability, efficacy, differentiated attributes, therapeutic benefit and potential best-in-class or complementary profile of ELVN-001 to allosteric inhibitors; the interpretation of data from the ongoing ENABLE trial, including MMR rate, safety and tolerability data; comparisons to historical or precedent clinical trial results; the timing, content and availability of additional clinical data and presentation materials; the continued conduct, design, objectives, endpoints, dose selection and future clinical evaluation of ELVN-001, including the planned ENABLE-2 Phase 3 trial, the potential timing of initiation of ENABLE-2, the potential timing and outcome of further FDA discussions and the finalization of additional Phase 3 trial design details; and statements by the Company’s Chief Medical Officer and Dennis Kim, M.D., Professor of Medicine, Department of Medical Oncology and Hematology at the Princess Margaret Cancer Centre, Canada. Forward-looking statements are based on current beliefs and assumptions that are subject to risks and uncertainties and are not guarantees of future performance. Actual results could differ materially from those contained in any forward-looking statement as a result of various risks and uncertainties, including, without limitation: the potential for interim, topline and preliminary results from the Company’s clinical trials to materially change as additional patient data become available or following more comprehensive review; the potential for results from the ongoing or any future clinical trial of ELVN-001 to differ from the results of earlier trials of ELVN-001; ELVN-001 failing to demonstrate sufficient safety, efficacy, tolerability, durability, differentiated attributes or therapeutic benefit in current or future clinical trials; risks associated with unexpected events during the remainder of the ENABLE trial, including serious adverse events, toxicities, dose reductions, discontinuations or other undesirable side effects;

delays or difficulties in recruiting, enrolling or maintaining patients in ELVN-001 clinical trials; the risks of delays in completing the ongoing ENABLE trial or initiating ENABLE-2; the Company failing to complete the ongoing ENABLE trial, to present additional data, to initiate ENABLE-2 or to advance ELVN-001 through clinical development; regulatory authorities disagreeing with the Company’s clinical trial design, dose selection, endpoints or interpretation of data, or requiring additional studies or diagnostics; lack of reliability of cross-trial comparisons because the referenced data are derived from different clinical trials at different points in time, with differences in trial design and patient populations, and results may differ in head-to-head studies; developments relating to the Company’s competitors and industry which may affect the development or potential market opportunity for ELVN-001; and the potential inability of the Company to obtain regulatory approval for, or ultimately commercialize or license, ELVN-001 or other product candidates; the Company’s limited resources; the ability to attract, hire, and retain highly skilled executive officers and employees; the ability of the Company to protect its intellectual property and proprietary technologies; the scope of any patent protection the Company obtains or the loss of any of the Company’s patent protection; reliance on third parties, including medical institutions, contract manufacturing organizations, contract research organizations and strategic partners; geo-political developments, general market or macroeconomic conditions; the Company’s ability to obtain additional capital to fund the Company’s general corporate activities and to fund the Company’s research and development; and other risks and uncertainties more fully described in the Company’s filings with the Securities and Exchange Commission (“SEC”), including under the heading “Risk Factors” in the Company’s Annual and Quarterly Reports on Form 10-K and Form 10-Q filed with the SEC and in the Company’s future SEC filings. Except as required by applicable law, the Company undertakes no obligation to revise or update any forward-looking statement, or to make any other forward-looking statements, whether as a result of new information, future events or otherwise. However, readers should carefully review the reports and documents the Company files or furnishes from time to time with the SEC, particularly its Annual Reports on Form 10-K, Quarterly Reports on Form 10-Q, and Current Reports on Form 8-K.

Head-to-Head Comparisons

The Company has not performed any head-to-head trials for ELVN-001. As a result, the data referenced in this Current Report on Form 8-K are derived from different clinical trials at different points in time, with differences in trial design and patient populations. As a result, conclusions from cross-trial comparisons cannot be made.

Item 9.01	Financial Statements and Exhibits

(d) Exhibits

See the Exhibit Index below, which is incorporated by reference herein.

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release, dated June 11, 2026.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Enliven Therapeutics, Inc.

Date: June 11, 2026	By:	/s/ Benjamin Hohl
	Name:	Benjamin Hohl
	Title:	Chief Financial Officer and Head of Corporate Development